SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                                 Date of report:
                                December 20, 2001
                        Date of earliest event reported:
                                December 19, 2001



                            Precision Partners, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                    333-33438              22-3639336
--------------------------------------------------------------------------------
   (State or other jurisdiction       (Commission File       (I.R.S. Employer
        of incorporation)                 Number)          Identification No.)



    100 Village Court, Suite 301, Hazlet, New Jersey              07730
--------------------------------------------------------------------------------
        (Address of principal executive offices)                (Zip Code)



               Registrant's telephone number, including area code
                                 (732) 335-3300



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

        On December 19, 2001, Precision Partners, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and also incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits: The following documents are filed as exhibits to this report:

      99.1 Press Release of Precision Partners, Inc., dated December 19, 2001, announcing an extension of waivers from its senior debt lenders.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Precision Partners, Inc.



                                          /s/  Robert J. Vander Meulen
Date:  December 20, 2001                 ---------------------------------------
                                         Name:  Robert J. Vander Meulen
                                         Title: Vice President and
                                                Corporate Controller

                                  EXHIBIT INDEX


      99.1 Press Release of Precision Partners, Inc., dated December 19, 2001, announcing an extension of waivers from its senior debt lenders.